                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Number 333-93933 of Cumberland Bancorp, Incorporated on Form S-8 of our report dated February 13, 2003, incorporated by reference in this Annual Report on Form 10-K of Cumberland Bancorp, Incorporated for the year ended December 31, 2002.



                                         /s/ Crowe, Chizek and Company LLP


Brentwood, Tennessee
March 31, 2003